MUNIHOLDINGS
                                                                  FUND, INC.

                               [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  April 30, 1999

                             MUNIHOLDINGS FUND, INC.

The Benefits and Risks of Leveraging

MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                         MuniHoldings Fund, Inc., April 30, 1999

DEAR SHAREHOLDER

For the year ended April 30, 1999, the Common Stock of MuniHoldings Fund, Inc. earned $0.971 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 6.05%, based on a month-end per share net asset value of $16.05. Over the same period, the total investment return on the Fund's Common Stock was +8.73%, based on a change in per share net asset value from $16.00 to $16.05, and assuming reinvestment of $1.259 per share income dividends and $0.029 per share capital gains distributions.

For the six-month period ended April 30, 1999, the total investment return on the Fund's Common Stock was +2.01%, based on a change in per share net asset value from $16.56 to $16.05, and assuming reinvestment of $0.795 per share ordinary income dividends and $0.029 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.69% for Series A and 3.50% for Series B.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will be the more important component of the Fund's performance. MuniHoldings Fund, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 2, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                     2 & 3

                                         MuniHoldings Fund, Inc., April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniHoldings Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Ronald W. Forbes                                13,460,200          149,541
                                         Cynthia A. Montgomery                           13,451,319          158,422
                                         Kevin A. Ryan                                   13,455,700          154,041
                                         Arthur Zeikel                                   13,452,576          157,165
----------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                                       For          Against        Abstain
----------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                            13,370,705       69,523        169,513
----------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniHoldings Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Ronald W. Forbes, Cynthia A.
   Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West and Arthur
   Zeikel as follows:
                                         Series A                                          1,911               164
                                         Series B                                          2,029                0
----------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                                       For          Against        Abstain
----------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal year as follows:
                                         Series A                                     1,911           164             0
                                         Series B                                     2,029             0             0
----------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's    Face                                                                               Value
STATE                Ratings  Ratings   Amount  Issue                                                                     (Note 1a)
===================================================================================================================================
Alabama--3.2%        BBB-     Baa2     $ 3,250  Fairfield, Alabama, IDB, Environmental Improvement Revenue Refunding
                                                Bonds (USX Corporation Projects), 5.45% due 9/01/2014                      $  3,250
                     AAA      NR*        7,000  Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124, 6.39%
                                                due 2/01/2036 (c)(h)                                                          7,264
===================================================================================================================================
Arizona--3.8%        B        B2         5,000  Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric Power Co.
                                                Project), Series B, 5.875% due 3/01/2033                                      4,984
                     BB+      Ba1        3,500  Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                                (Public Service Company), Series A, 5.75% due 11/01/2022                      3,502
                     NR*      B1         3,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                (America West Airlines Inc.), AMT, 6.30% due 4/01/2023                        3,127
                     NR*      NR*        1,000  Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds,
                                                6.375% due 1/01/2015                                                          1,056
===================================================================================================================================
Colorado--3.2%       NR*      Aa2        4,000  Colorado HFA, S/F Program, Revenue Refunding Bonds, AMT, Senior Series
                                                B-2, 7% due 5/01/2026                                                         4,438
                     AAA      Aaa        6,000  Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                Series D, 5.50% due 11/15/2025 (g)                                            6,216
===================================================================================================================================
Connecticut--3.8%    B+       Ba3        5,500  Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                Light & Power Company), Series A, 5.85% due 9/01/2028                         5,543
                     AA       Aa2        3,500  Connecticut State, HFA, Housing Mortgage Finance Program, Revenue
                                                Refunding Bonds, Subseries D-1, 6% due 5/15/2027                              3,702
                     BBB-     Ba1        3,000  Connecticut State Health and Educational Facilities Authority Revenue
                                                Refunding Bonds (University of Hartford), Series D, 6.80% due 7/01/2022       3,169
===================================================================================================================================
Florida--3.9%        AAA      Aaa        5,000  Charlotte County, Florida, Health Care Facilities Revenue Refunding
                                                Bonds, RIB, 8.38% due 8/26/2027 (f)(h)                                        5,750
                     AAA      Aaa        3,000  Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of
                                                Transportation, Series A, 4.50% due 7/01/2027 (c)                             2,712
                     AAA      Aaa        4,000  Lee County, Florida, Hospital Board of Directors, Hospital Revenue
                                                Bonds, INFLOS, 6.6001% due 4/01/2001 (g)(h)(i)                                4,281
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
INFLOS      Inverse Floating Rate Municipal Bonds
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
UT          Unlimited Tax


                                     4 & 5

                                         MuniHoldings Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's    Face                                                                               Value
STATE                Ratings  Ratings   Amount  Issue                                                                     (Note 1a)
===================================================================================================================================
Illinois--7.9%       NR*      NR*      $   945  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8% due
                                                10/01/2016                                                                 $  1,073
                     AAA      Aaa        7,500  Chicago, Illinois, Board of Education, GO (Chicago School Reform),
                                                Series A, 5.25% due 12/01/2022 (a)                                            7,490
                     AAA      Aaa        3,230  Illinois Development Finance Authority, PCR, Refunding (Illinois Power
                                                Company Project), Series B, 5.40% due 3/01/2028 (g)                           3,259
                     BBB      NR*        5,000  Illinois Development Finance Authority, Revenue Refunding Bonds
                                                (Community Rehab Providers), Series A, 6.05% due 7/01/2019                    5,159
                     AAA      Aaa        1,050  Illinois Health Facilities Authority Revenue Bonds (Highland Park
                                                Hospital Project), Series A, 5.75% due 10/01/2026 (g)                         1,105
                                                Illinois Health Facilities Authority, Revenue Refunding Bonds, Series A:
                     AAA      Aaa        1,710      (Advocate Healthcare), 5.875% due 8/15/2022 (g)                           1,823
                     A        A3         2,880      (Riverside Health System), 6% due 11/15/2015                              3,069
                     NR*      NR*        3,000  Round Lake Beach, Illinois, Tax Increment Revenue Refunding Bonds, 7.50%
                                                due 12/01/2013                                                                3,278
===================================================================================================================================
Indiana--2.4%        NR*      NR*        8,985  Allen County, Indiana, Redevelopment District Tax Increment Revenue Bonds
                                                (General Motors Development Area), 7%** due 11/15/2013                        3,650
                     NR*      Aaa        3,930  Indiana State Housing Finance Authority, S/F Mortgage Revenue Refunding
                                                Bonds, Series A-1, 6.25% due 1/01/2017 (d)                                    4,175
===================================================================================================================================
Kentucky--1.0%       NR*      NR*        3,150  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                                International Project), AMT, 6.55% due 4/15/2027                              3,368
===================================================================================================================================
Maryland--1.5%       NR*      NR*        4,550  Maryland State Energy Financing Administration, Limited Obligation
                                                Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019       4,906
===================================================================================================================================
Massachusetts--2.2%  NR*      Aaa        7,000  Massachusetts State, HFA, RITR, 6.37% due 12/01/2028 (g)(h)                   7,304
===================================================================================================================================
Michigan--1.4%       BB-      NR*        2,730  Detroit, Michigan, Local Development Finance Authority, Sub-Tax
                                                Increment, Tax Allocation Bonds, Series A, 5.50% due 5/01/2021                2,642
                     AAA      Aaa        2,040  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                                5.875% due 10/01/2017 (a)                                                     2,134
===================================================================================================================================
Mississippi--3.1%    BBB-     Ba1        7,675  Claiborne County, Mississippi, PCR, Refunding (System Energy Resources
                                                Inc. Project), 6.20% due 2/01/2026                                            7,831
                     NR*      NR*        2,375  Mississippi Development Bank, Special Obligation Revenue Refunding Bonds
                                                (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017                     2,436
===================================================================================================================================
Missouri--0.2%       NR*      NR*          590  Missouri State Health and Educational Facilities Authority Revenue Bonds
                                                (Southwest Baptist University Project), 9.50% due 10/01/2001 (b)                628
===================================================================================================================================
Nebraska--0.6%       AAA      NR*        1,980  Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                                Series C, 6.30% due 9/01/2028 (e)                                             2,121
===================================================================================================================================
Nevada--4.2%                                    Nevada Housing Division Revenue Bonds, S/F Mortgage:
                     NR*      Aaa        4,280      AMT, Series B-1, 6.05% due 10/01/2018                                     4,511
                     NR*      Aaa        2,785      AMT, Series B-1, 6.15% due 4/01/2029                                      2,935
                     NR*      Aaa        1,840      AMT, Series D-2, 6.35% due 4/01/2028 (d)                                  1,954
                     NR*      Aaa        4,205      Series D-1, 6.15% due 10/01/2017 (d)                                      4,472
===================================================================================================================================
New Hampshire--1.5%  NR*      Aa3        4,800  New Hampshire State Housing Finance Authority, S/F Mortgage Acquisition
                                                Revenue Bonds, AMT, Series G, 6.30% due 1/01/2026                             5,069
===================================================================================================================================
New Jersey--4.9%     AA-      Aa2       12,365  New Jersey Building Authority, State Building Revenue Refunding Bonds,
                                                4.875% due 6/15/2008                                                         12,750
                     BBB      Baa2       3,425  New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                                Bonds (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020           3,554
===================================================================================================================================
New Mexico--4.1%                                Farmington, New Mexico, PCR, Refunding:
                     NR*      Ba1        7,750      (Public Service Company Project), Series C, 5.80% due 4/01/2022           7,792
                     BB+      Ba1        2,000      (Public Service Company--San Juan Project) Series A, 6.30% due
                                                    12/01/2016                                                                2,097
                     BB+      Ba1        2,500      (Public Service Company--San Juan Project), Series B, 6.30% due
                                                    12/01/2016                                                                2,640
                     AAA      Aaa        1,000  Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds,
                                                Series A, 6% due 7/01/2015 (f)                                                1,095
===================================================================================================================================
New York--17.2%                                 Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                Series A:
                     AAA      Aaa        7,945      5.125% due 12/01/2022 (f)                                                 7,928
                     AAA      Aaa        5,950      5.25% due 12/01/2026 (g)                                                  6,035
                     A-       Baa1       2,500      5.50% due 12/01/2029                                                      2,567
                                                New York City, New York, GO, UT:
                     A-       A3        10,000      Refunding Bonds, Series F, 6% due 8/01/2016                              10,865
                     A-       A3         7,035      Series E, 6% due 8/01/2016                                                7,644
                                                New York City, New York, Municipal Water Finance Authority, Water and
                                                Sewer System Revenue Bonds, RITR (h):
                     A1       Aaa        1,065      Series 5, 7.095% due 6/15/2026                                            1,222
                     NR*      Aaa        6,000      Series 11, 7.32% due 6/15/2026                                            6,937
                     A-       A3        13,145  New York State Dormitory Authority, Revenue Refunding Bonds (Mental
                                                Health Service Facilities), Series B, 5.50% due 8/15/2017                    13,586
===================================================================================================================================
Ohio--1.6%           NR*      NR*        5,000  Ohio State, HFA Mortgage Revenue Bonds, RITR, AMT, Series 15, 6.12% due
                                                9/01/2019 (f)(h)                                                              5,131
===================================================================================================================================
Oklahoma--2.1%       BBB      NR*          985  Blaine County, Oklahoma, Industrial Authority, IDR (US Gypsum Co.
                                                Project), 7.25% due 10/01/2010                                                1,084
                     BBB-     Baa1       5,400  Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds
                                                (American Airlines Project), 6.25% due 6/01/2020                              5,692
===================================================================================================================================
Oregon--2.2%                                    Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                Cogeneration Project), Senior Lien:
                     NR*      NR*        4,000      5.875% due 1/01/2016                                                      4,028
                     NR*      NR*        2,000      6% due 1/01/2025                                                          2,013
                     NR*      NR*        1,300  Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016              1,408
===================================================================================================================================
Pennsylvania--5.2%                              Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland Electric
                                                Project):
                     BB+      Ba1        1,600      7.625% due 5/01/2025                                                      1,811
                     BB+      Ba1        1,500      Series A, 7.75% due 7/15/2025                                             1,712
                     NR*      NR*        3,250  Pennsylvania Economic Development Financing Authority, Exempt Facilities
                                                Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25% due
                                                11/01/2027                                                                    3,282
                     NR*      NR*        4,970  Pennsylvania State Higher Educational Facilities Authority, College and
                                                University Revenue Bonds (Eastern College), Series B, 8% due
                                                10/15/2006 (i)                                                                6,201
                     NR*      NR*        4,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding (Commercial
                                                Development--Days Inn), Series B, 6.50% due 10/01/2027                        4,255
===================================================================================================================================


                                      6 & 7

                                         MuniHoldings Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's    Face                                                                               Value
STATE                Ratings  Ratings   Amount  Issue                                                                     (Note 1a)
===================================================================================================================================
Tennessee--6.1%                                 Hardeman County, Tennessee, Correctional Facilities Corporation Revenue
                                                Bonds:
                     NR*      NR*      $   680      7% due 8/01/2004                                                       $    731
                     NR*      NR*        4,500      7.75% due 8/01/2017                                                       5,032
                     NR*      Aa2        3,400  Tennessee Educational Loan Revenue Bonds (Educational Funding South
                                                Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                             3,606
                     A1+      Aa2        5,660  Tennessee Housing Development Agency (Homeowners Program), AMT, Series 3,
                                                6% due 1/01/2028                                                              5,954
                     A+       A1         4,750  Tennessee Housing Development Agency, Mortgage Finance Revenue Refunding
                                                Bonds, Series A, 5.95% due 7/01/2028                                          4,943
===================================================================================================================================
Texas--4.2%          NR*      Aaa        4,000  Harris County, Texas, Health Facilities Development Corp., Hospital Revenue
                                                Bonds, RITR, Series 12, 8.32% due 10/01/2024 (g)(h)                           5,000
                     BB       Ba1        5,000  Houston, Texas, Airport System Revenue Bonds (Special Facilities--
                                                Continental Airlines), AMT, Series B, 6.125% due 7/15/2017                    5,131
                     BB-      Ba1        3,500  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                Semiconductor), AMT, 6.375% due 4/01/2027                                     3,677
===================================================================================================================================
Utah--3.3%           AA       Aa2        7,200  Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals
                                                Inc.), 6.25% due 2/15/2023                                                    7,710
                     NR*      NR*        3,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT, Series
                                                A, 7.55% due 7/01/2027                                                        3,279
===================================================================================================================================
Virginia--1.5%       NR*      NR*        3,250  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                Facility--Zeigler Coal), 6.90% due 5/02/2022                                  3,250
                                                Pocahontas Parkway Associates, Virginia, Toll Road Revenue Bonds, First
                                                Tier, Sub-Series C:
                     NR*      Ba1        5,600      6.25%** due 8/15/2028                                                       913
                     NR*      Ba1        5,700      6.25%** due 8/15/2029                                                       873
===================================================================================================================================
Washington--1.4%     AAA      Aaa        4,380  Washington State Public Power Supply System, Revenue Refunding Bonds
                                                (Nuclear Project Number 1), Series A, 6.25% due 7/01/2017 (g)                 4,743
===================================================================================================================================
Wisconsin--0.9%      AA       Aa2        2,800  Wisconsin Housing and Economic Development Authority, Home Ownership
                                                Revenue Refunding Bonds, AMT, Series B, 6.25% due 9/01/2027                   2,977
===================================================================================================================================
                     Total Investments (Cost--$313,798)--98.6%                                                              326,534

                     Other Assets Less Liabilities--1.4%                                                                      4,584
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $331,118
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to Maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(i)   Prerefunded.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     30.9%
AA/Aa ..............................................................     14.0
A/A ................................................................     12.9
BBB/Baa ............................................................      9.0
BB/Ba ..............................................................     11.6
B/B ................................................................      2.4
NR (Not Rated) .....................................................     17.8
--------------------------------------------------------------------------------


                                     8 & 9

                                         MuniHoldings Fund, Inc., April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of April 30, 1999
================================================================================================================================
Assets:             Investments, at value (identified cost--$313,797,579) (Note 1a) ...............                 $326,534,292
                    Interest receivable ...........................................................                    4,939,505
                    Prepaid expenses ..............................................................                       23,196
                                                                                                                    ------------
                    Total assets ..................................................................                  331,496,993
                                                                                                                    ------------
================================================================================================================================
Liabilities:        Payables:
                      Investment adviser (Note 2) .................................................  $    159,716
                      Dividends to shareholders (Note 1f) .........................................        99,691        259,407
                                                                                                     ------------
                    Accrued expenses and other liabilities ........................................                      119,763
                                                                                                                    ------------
                    Total liabilities .............................................................                      379,170
                                                                                                                    ------------
================================================================================================================================
Net Assets:         Net assets ....................................................................                 $331,117,823
                                                                                                                    ============
================================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (4,400 shares of AMPS* issued
                      and outstanding at $25,000 per share liquidation preference) ................                 $110,000,000
                      Common Stock, par value $.10 per share (13,777,309 shares issued and outstanding) ............................................................  $  1,377,731
                    Paid-in capital in excess of par ..............................................   203,911,600
                    Undistributed investment income--net ..........................................     1,896,391
                    Undistributed realized capital gains on investments--net ......................     1,195,388
                    Unrealized appreciation on investments--net ...................................    12,736,713
                                                                                                     ------------
                    Total--Equivalent to $16.05 net asset value per share of Common
                    Stock (market price--$15.25) ..................................................                  221,117,823
                                                                                                                    ------------
                    Total capital .................................................................                 $331,117,823
                                                                                                                    ============
================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended April 30, 1999
================================================================================================================================
Investment          Interest and amortization of premium and discount earned ......................                 $ 19,415,926
Income (Note 1d):
================================================================================================================================
Expenses:           Investment advisory fees (Note 2) .............................................  $  1,849,310
                    Commission fees (Note 4) ......................................................       281,732
                    Professional fees .............................................................        82,817
                    Accounting services (Note 2) ..................................................        74,670
                    Transfer agent fees ...........................................................        36,307
                    Listing fees ..................................................................        30,354
                    Printing and shareholder reports ..............................................        22,340
                    Custodian fees ................................................................        22,337
                    Directors' fees and expenses ..................................................        21,004
                    Pricing fees ..................................................................        14,287
                    Other .........................................................................        15,918
                                                                                                     ------------
                    Total expenses ................................................................                    2,451,076
                                                                                                                    ------------
                    Investment income--net                                                                            16,964,850
                                                                                                                    ------------
================================================================================================================================
Realized &          Realized gain on investments--net .............................................                    4,117,261
Unrealized Gain     Change in unrealized appreciation on investments--net .........................                    1,322,257
on Investments--                                                                                                    ------------
Net (Notes 1b,      Net Increase in Net Assets Resulting from Operations ..........................                 $ 22,404,368
1d & 3):                                                                                                            ============
================================================================================================================================

            See Notes to Financial Statements.


                                  10 & 11

                                         MuniHoldings Fund, Inc., April 30, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the      For the Period
                                                                                                 Year Ended    May 2, 1997+ to
                        Increase (Decrease) in Net Assets:                                     April 30, 1999   April 30, 1998
==============================================================================================================================
Operations:             Investment income--net ...............................................   $ 16,964,850     $ 16,657,361
                        Realized gain on investments--net ....................................      4,117,261        2,728,135
                        Change in unrealized appreciation on investments--net ................      1,322,257       11,414,456
                                                                                                 ------------     ------------
                        Net increase in net assets resulting from operations .................     22,404,368       30,799,952
                                                                                                 ------------     ------------
==============================================================================================================================
Dividends &             Investment income--net:
Distributions to           Common Stock ......................................................    (13,279,497)     (12,011,191)
Shareholders               Preferred Stock ...................................................     (2,857,580)      (3,577,552)
(Note 1f):              Realized gain on investments--net:
                           Common Stock ......................................................     (4,418,052)              --
                           Preferred Stock ...................................................     (1,231,956)              --
                                                                                                 ------------     ------------
                        Net decrease in net assets resulting from dividends and
                        distributions to shareholders ........................................    (21,787,085)     (15,588,743)
                                                                                                 ------------     ------------
==============================================================================================================================
Capital Stock           Proceeds from issuance of Common Stock ...............................             --      205,834,830
Transactions            Proceeds from issuance of Preferred Stock ............................             --      110,000,000
(Notes 1e & 4):         Offering costs resulting from the issuance of Common Stock ...........             --         (396,392)
                        Offering and underwriting costs resulting from the issuance of
                        Preferred Stock ......................................................             --       (1,032,440)
                        Values of shares issued to Common Stock shareholders in
                        reinvestment of dividends and distributions ..........................        783,328               --
                                                                                                 ------------     ------------
                        Net increase in net assets derived from capital stock transactions ...        783,328      314,405,998
                                                                                                 ------------     ------------
==============================================================================================================================
Net Assets:             Total increase in net assets .........................................      1,400,611      329,617,207
                        Beginning of period ..................................................    329,717,212          100,005
                                                                                                 ------------     ------------
                        End of period* .......................................................   $331,117,823     $329,717,212
                                                                                                 ============     ============
==============================================================================================================================
                      * Undistributed investment income--net .................................   $  1,896,391     $  1,068,618
                                                                                                 ============     ============
==============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                        The following per share data and ratios have been derived
                        from information provided in the financial statements.                     For the      For the Period
                                                                                                 Year Ended    May 2, 1997+ to
                        Increase (Decrease) in Net Asset Value:                                April 30, 1999   April 30, 1998
==============================================================================================================================
Per Share               Net asset value, beginning of period .................................   $      16.00     $      15.00
Operating                                                                                        ------------     ------------
Performance:            Investment income--net ...............................................           1.24             1.21
                        Realized and unrealized gain on investments--net .....................            .40             1.03
                                                                                                 ------------     ------------
                        Total from investment operations .....................................           1.64             2.24
                                                                                                 ------------     ------------
                        Less dividends to Common Stock shareholders:
                           Investment income--net ............................................           (.97)            (.87)
                           Realized gain on investments--net .................................           (.32)              --
                                                                                                 ------------     ------------
                        Total dividends and distributions to Common Stock shareholders .......          (1.29)            (.87)
                                                                                                 ------------     ------------
                        Capital charge resulting from issuance of Common Stock ...............             --             (.03)
                                                                                                 ------------     ------------
                        Effect of Preferred Stock activity:++
                           Dividends to Preferred Stock shareholders:
                             Investment income--net ..........................................           (.21)            (.26)
                             Realized gain on investments--net ...............................           (.09)              --
                           Capital charge resulting from issuance of Preferred Stock .........             --             (.08)
                                                                                                 ------------     ------------
                        Total effect of Preferred Stock activity .............................           (.30)            (.34)
                                                                                                 ------------     ------------
                        Net asset value, end of period .......................................   $      16.05     $      16.00
                                                                                                 ============     ============
                        Market price per share, end of period ................................   $      15.25     $      14.75
                                                                                                 ============     ============
==============================================================================================================================
Total Investment        Based on market price per share ......................................          12.06%            4.01%++++
Return:**                                                                                        ============     ============
                        Based on net asset value per share ...................................           8.73%           12.83%++++
                                                                                                 ============     ============
==============================================================================================================================
Ratios Based on         Expenses, net of reimbursement*** ....................................           1.09%             .85%
Average Net Assets                                                                               ============     ============
Of Common Stock:        Total expenses*** ....................................................           1.09%            1.05%*
                                                                                                 ============     ============
                        Total investment income--net*** ......................................           7.52%            7.77%*
                                                                                                 ============     ============
                        Amount of dividends to Preferred Stock shareholders ..................           1.27%            1.67%*
                                                                                                 ============     ============
                        Investment income--net, to Common Stock shareholders .................           6.25%            6.10%*
                                                                                                 ============     ============
==============================================================================================================================
Ratios Based on         Expenses, net of reimbursement .......................................            .73%             .58%*
Total Average                                                                                    ============     ============
Net Assets:+++***       Total expenses .......................................................            .73%             .72%*
                                                                                                 ============     ============
                        Total investment income--net .........................................           5.05%            5.31%*
                                                                                                 ============     ============
==============================================================================================================================
Ratios Based on         Dividends to Preferred Stock shareholders ............................           2.58%            3.60%*
Average Net Assets                                                                               ============     ============
Of Preferred Stock:
==============================================================================================================================
Supplemental Data:      Net assets, net of Preferred Stock, end of period (in thousands) .....   $    221,118     $    219,717
                                                                                                 ============     ============
                        Preferred Stock outstanding, end of period (in thousands) ............   $    110,000     $    110,000
                                                                                                 ============     ============
                        Portfolio turnover ...................................................          66.07%          106.16%
                                                                                                 ============     ============
==============================================================================================================================
Leverage:               Asset coverage per $1,000 ............................................   $      3,010     $      2,997
                                                                                                 ============     ============
==============================================================================================================================
Dividends Per           Series A--Investment income--net .....................................   $        657     $        810
Share on Preferred                                                                               ============     ============
Stock Outstanding:      Series B--Investment income--net .....................................   $        642     $        816
                                                                                                 ============     ============
==============================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Stock was issued on June 5, 1997.
      +++   Includes Common and Preferred Stock average net assets.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.


                                     12 & 13

                                         MuniHoldings Fund, Inc., April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1999 were $214,140,442 and $214,427,868, respectively.

Net realized gains for the year ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                         Realized     Unrealized
                                                           Gains         Gains
--------------------------------------------------------------------------------
Long-term investments .............................    $ 3,614,521   $12,736,713
Financial futures contracts .......................        502,740            --
                                                       -----------   -----------
Total .............................................    $ 4,117,261   $12,736,713
                                                       ===========   ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $12,736,713, of which $13,071,350 related to appreciated securities and $334,637 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $313,797,579.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended April 30, 1999 increased by 48,320 as a result of dividend reinvestment and during the period May 2, 1997 to April 30, 1998 increased by 13,722,322 as a result of shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.55% and Series B, 3.45%.

Shares issued and outstanding during the year ended April 30, 1999 remained constant and during the period May 2, 1997 to April 30, 1998 shares increased by 4,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $110,323 as commissions.

5. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.076434 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.


                                    14 & 15

                                         MuniHoldings Fund, Inc., April 30, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from May 2, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. as of April 30, 1999 and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the indicated periods in conformity with generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

Princeton, New Jersey
May 28, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                            Payable    Ordinary     Long-Term
                                              Date      Income    Capital Gains*
--------------------------------------------------------------------------------
Common Stock Shareholders                   12/30/98   $.292460      $.029061
--------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A    10/07/98     $28.18            --
                                            10/14/98     $25.96            --
                                            10/21/98     $25.00            --
                                            10/28/98     $26.99            --
                                            11/04/98     $25.65            --
                                            11/12/98     $28.58            --
                                            11/18/98     $17.14         $4.31
                                            11/25/98     $20.25         $5.15
                                            12/02/98     $19.45         $5.08
                                            12/09/98     $18.43         $5.00
                                            12/16/98     $18.08         $5.26
                                            12/23/98     $ 0.03         $0.42
                                ------------------------------------------------
                                Series B    10/02/98     $27.07            --
                                            10/09/98     $26.19            --
                                            10/16/98     $25.40            --
                                            10/23/98     $26.99            --
                                            10/30/98     $25.79            --
                                            11/06/98     $25.65            --
                                            11/13/98     $19.87         $4.77
                                            11/20/98     $19.49         $4.75
                                            11/27/98     $19.95         $4.98
                                            12/04/98     $18.58         $4.80
                                            12/11/98     $18.69         $5.12
                                            12/18/98     $ 1.95         $0.98
--------------------------------------------------------------------------------
* The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


                                    16 & 17

                                         MuniHoldings Fund, Inc., April 30, 1999

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniHoldings Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MHD


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLD01--4/99

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